Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated January 25, 2021

to the Statement of Additional Information

of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Sustainability Fund (the “Fund”)

Effective March 1, 2021, the subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” (the “Subsection”) will be revised to remove all references to Jeremy Kent and Paul Schofield as portfolio managers of the Fund.

The Subsection is hereby further revised to indicate that, effective March 1, 2021, Gunnar Miller and Robbie Miles will be added as portfolio managers of the Fund.

Information regarding other accounts managed by each of Gunnar Miller and Robbie Miles, as well as the ownership of securities of the Fund by each of Gunnar Miller and Robbie Miles, each as of December 31, 2020, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
		AUM		AUM		AUM
	#	($million)	#	($million)	#	($ million)
Gunnar Miller	1	1,479	3	295	0	0
Robbie Miles	4	139	0	0	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
		AUM		AUM		AUM
	#	($million)	#	($million)	#	($ million)
Gunnar Miller	0	0	0	0	0	0
Robbie Miles	0	0	0	0	0	0

Securities Ownership

AllianzGI Global Sustainability Fund	Dollar Range of Equity Securities
Gunnar Miller	None
Robbie Miles	None

Please retain this Supplement for future reference.